EXHIBIT 32.1

       CERTIFICATION OF CHIEF EXCUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUENT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter O'Brien, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge, Euro Trend Inc.'s Report on form 10-Q for the fiscal quarter ended July 31, 2008 fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Euro Trend Inc.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 12th day of September, 2008.


/s/ Peter O'Brien
---------------------------------
Chief Executive Officer
Chief Financial Officer